SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUMMER ENERGY HOLDINGS, INC.
(Name of the Registrant as Specified In Its Charter)

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SUMMER ENERGY HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2015

_____________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting (the “Annual Meeting”) of Stockholders of Summer Energy Holdings, Inc., a Nevada corporation (the “Company”), will be held on Friday, June 9, 2015, at 9:30 a.m. Central Standard Time at the Company’s principal executive offices, located at 800 Bering Drive, Suite 260, Houston, Texas 77057 for the following purposes, as more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice (the “Notice”):

1.	To elect three Class III Directors: Neil M. Leibman, Stuart C. Gaylor and Jaleea P. George, each to serve for a three year term;

2.	To authorize and approve the 2015 Stock Option and Stock Award Plan (the “2015 Plan”) in the form attached to this Proxy Statement as Annex A;

3.	To ratify the appointment of LBB & Associates Ltd., LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2015; and

4.	To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on April 21, 2015 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Company’s Board of Directors (the “Board”) recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet or by telephone, or if you receive a proxy card or a form of voting instructions in the mail, by mailing the completed proxy card or form of voting instructions. For detailed information regarding voting instructions, please refer to the section entitled “Voting Securities” beginning on page 2 of the Proxy Statement.

For admission to the Annual Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock (the “Common Stock”) or the Series B Preferred Stock (the “Series B Preferred Stock”) as of the Record Date, such as a brokerage statement, proxy card or voting instruction form reflecting stock ownership.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/SUMMER2015 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

By Order of the Board of Directors,

Houston, Texas	/s/ Neil M. Leibman
April 28, 2015
Neil M. Leibman Chief Executive Officer

PROXY STATEMENT
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

JUNE 9, 2015

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Summer Energy Holdings, Inc. (the “Company”) to be voted at the Annual Meeting to be held at the Company’s principal executive offices, located at 800 Bering Drive, Suite 260, Houston, Texas on June 9, 2015, at 9:30 a.m. Central Standard Time, and any and all adjournment(s) or postponement(s) thereof. In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet, as set forth in more detail in this Proxy Statement. This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about April 29, 2015 and are being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will also be first sent on or about April 29, 2015 to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, “Summer Energy,” the “Company,” “we,” “us” and “our” shall refer to Summer Energy Holdings, Inc.

The persons named as proxies, Neil M. Leibman and Jaleea P. George, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the three nominees to serve as Class III directors on our Board listed in the Proxy Statement, FOR the approval and adoption of the 2015 Plan, and FOR the ratification of LBB & Associates, Ltd., LLP to serve as our independent registered public accountants for the year ending December 31, 2015.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder delivering a written notice of revocation to the Secretary of the Company at 800 Bering Drive, Suite 260, Houston, Texas 77057, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose

At the Annual Meeting, stockholders will be asked to elect three Class III directors, to approve the 2015 Plan, to ratify the appointment of LBB & Associates Ltd., LLP to serve as our independent registered public accountants for the year ending December 31, 2015, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities

The holders of shares of our common stock (the “Common Stock”) and our Series B Preferred Stock (the “Series B Preferred Stock”) are entitled to vote on all matters that properly come before the Annual Meeting.  The Series B Preferred Stock votes with our Common Stock on an as-converted basis. As of the Record Date, we had 1,900,000 shares of Series B Preferred Stock outstanding. The holders of the outstanding Series B Preferred Stock will be entitled to vote a total of 1,900,000 shares of Common Stock issuable upon the conversion of the Series B Preferred Stock on all matters properly brought before the Annual Meeting. The shares of Common Stock issuable upon the conversion of the Series B Preferred Stock (subject to the issuance limitation) are included in the determination of the number of shares present at the meeting for quorum purposes.

If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•	by proxy: you may complete the proxy card and mail it to the Company;

•	by Internet or telephone in accordance with the instructions in the proxy card; or

•	in person: you may attend the Annual Meeting and cast your vote there.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Common Stock or Series B Preferred Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Common Stock or Series B Preferred Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock or Series B Preferred Stock should be voted on a matter, the shares of Common Stock or Series B Preferred Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 800 Bering Drive, Suite 260, Houston, Texas 77057 or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering Proxy Statements and Annual Reports to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 713-375-2793.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of the Record Date, April 21, 2015. As of the Record Date, 15,290,220 shares of Common Stock par value $0.001 (“Common Stock”) were issued and outstanding. Each share of Common Stock is entitled to one (1) vote.  As of the Record Date, there were 1,900,000 shares of our Series B Preferred Stock issued and outstanding.  As noted above, the Series B Preferred Stock votes with our Common Stock on an as-converted basis. The holders of the outstanding Series B Preferred Stock will be entitled to vote a total of 1,900,000 shares of Common Stock that would be issuable upon the conversion of the Series B Preferred Stock.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company’s Common Stock and Series B Preferred Stock entitled to vote and representing at least a majority of the Company’s outstanding voting power will constitute a quorum for the transaction of business. Accordingly, shares representing at least 8,595,111 votes must be present in person or by proxy at the Annual Meeting. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter, including broker non-votes, are considered stockholders who are present and entitled to vote and count toward the quorum. As used herein, “broker non-vote” means the votes that are not cast on the matter in question by a broker with respect to shares of Common Stock because (i) the broker has not received voting instructions from the beneficial owner on such matter and (ii) such broker lacks discretionary voting authority to vote the shares of Common Stock on such matter. Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal 3 included in this Proxy Statement unless they receive other instructions from the beneficial owners. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal and broker non-votes is discussed under each respective proposal below.

Proposal One, Election of Directors. Our directors will be elected by a plurality of votes cast at the Annual Meeting.  This means that the three nominees for director who receive the most votes will be elected.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two, Approval of the 2015 Stock Option and Stock Award Plan. Approval of the 2015 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Three, Ratification of LBB & Associates Ltd., LLP as our Independent Registered Public Accountants. Ratification of LBB & Associates requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 800 Bering Drive, Suite 260, Houston, Texas, 77057, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2016 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2016 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 800 Bering Drive, Suite 260, Houston, Texas, 77057, no later than December 6, 2015 in order to be considered for inclusion in the Company’s proxy statement relating to the 2016 annual meeting of stockholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. With respect to the Company’s 2016 annual meeting of stockholders, a stockholder proposal not previously submitted for the Company’s proxy statement may be submitted until February 19, 2016; thereafter, the Company will use its voting authority as described above.

PROPOSAL 1
ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors, divided among three classes.  Our Class I Directors, whose term will expire at the annual meeting of our stockholders in the year 2016, are J. Mace Meeks and Andrew Bursten.  Our Class II Directors, whose terms will expire at the annual meeting of our stockholders in the year 2017, are Tom O’Leary and James Stapleton.  Our Class III Directors, whose terms will expire at the Annual Meeting, are Jaleea George, Neil Leibman and Stuart Gaylor.   Management has nominated Jaleea George, Neil Leibman and Stuart Gaylor to serve as the Class III Directors.  The term of the Class III Directors who are elected at the Annual Meeting will expire at the annual meeting of our stockholders in the year 2018.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

The following lists the three nominees for election as directors at the Annual Meeting and the four directors of our Company whose term of office will continue after the Annual Meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. The number of shares of our Common Stock beneficially owned by each director, as of April 21, 2015, is set forth in this proxy statement under the caption “Beneficial Ownership of Securities.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees for Election as Directors

Name	Age	Position with the Company
Stuart C. Gaylor	54	Director, Chairman of the Board
Neil M. Leibman	55	Director, Chief Executive Officer
Jaleea P. George	53	Director, Chief Financial Officer, Secretary and Treasurer

Stuart C. Gaylor, 54. Stuart Gaylor has been a member of the Company’s Board since March, 2012 and was elected Chairman of the Board in April, 2012.    Stuart Gaylor is CEO and CFO of Al’s Formal Wear of Houston, Ltd and related companies.  A native Houstonian, Stuart has helped develop his family’s Houston based rental and retail business into a regional formalwear powerhouse.  He was born in Houston, and graduated from Bellaire High School.  He attended the University of Texas at Austin, graduating with a BBA in Accounting and Data Processing in 1983.  Upon college graduation, Stuart worked briefly at Ernst & Whinney, where he earned his CPA certificate.  He joined Al’s Formal Wear in late 1984 as the company’s controller.  He became President in 1996 and then CEO in 2014.  Currently, the company has about 80 retail stores under the name, Al’s Formal Wear, over 750 wholesale tuxedo dealers, and over 400 employees in Colorado, Louisiana, Oklahoma and Texas.  Stuart served as a member of the board of directors of Gexa Energy from 2002-2005.  Stuart is married to Anita for 30 years.  They have three children.

Mr. Gaylor’s experience in managing a large organization provides the Board invaluable business strategy and leadership experience.  Further, Mr. Gaylor’s previous experience on the board of a retail electric provider in Texas will prove valuable as the Company continues to execute on its business plan.

Neil M. Leibman, 55. Neil Leibman has been a member of the Company’s Board since January, 2013.  Mr. Leibman is the Company’s Chief Executive Officer.  From January 2013 through February 2014, Mr. Leibman served as the Company’s President and Chief Executive Officer.  Since 2006, Mr. Leibman was Chairman and CEO of Aspen Pipeline, LP, a company which develops and operates midstream pipeline projects, primarily in Texas.  Since 2006 Mr. Leibman has also been an officer of Horizon Power and Light, LLC (“Horizon”) and REP Energy, LLC (“REP Energy”).  Horizon and REP Energy are both retail electric providers in other states; however neither Horizon nor REP Energy is a competitor of the Company.  Mr. Leibman served, from 2001-2005, as Chairman and CEO of Gexa Energy Corp., a pioneer in the Texas retail electricity marketplace, where he helped grow the company from a start-up to an established firm with revenues of $500 million, and also oversaw the sale of that company to FPL Group, Inc. (NYSE: FPL) in June 2005.  Prior to his time at Gexa, Mr. Leibman was an entrepreneur and corporate attorney, investing in and advising a variety of companies.  Mr. Leibman currently serves on the board of the Texas Rangers, the Texas Rangers Foundation, Tumbleweed Resources, LLC and the St. Francis Episcopal Day School.  Mr. Leibman has previously served as a director of both private and public companies, as well as a director of various charitable organizations.  Mr. Leibman received a BA from Emory University and a Masters of Business Administration and Juris Doctorate, with honors, from the State University of New York, Buffalo.

Mr. Leibman’s industry experience has given him extensive knowledge of the Company’s business model and brings leadership and unique perspective to the Company and the Board.

Jaleea P. George, 53. Jaleea George has been a member of the Company’s Board since March, 2012.  She is the Company’s Secretary, Treasurer and Chief Financial Officer, was a founding member of Summer Energy, LLC, and manages all financial operations of the Company.  Since 2007 Ms. George has performed accounting and financial functions in the Maryland and District of Columbia markets for Horizon Power & Light, LLC (“Horizon”).  Horizon is not a competitor of the Company.  Ms. George has extensive accounting, taxation and administration experience.  Ms. George has served in various financial positions that encompassed a diverse range of industry experience, including a 9,600 mile pipeline company covering several states, an international manufacturing company with operations in thirty-two countries, and a project developer of a 50 megawatt wood-waste biomass fired electricity generations facility.  Prior to joining Horizon, Ms. George served as the Director of Finance of a major not-for-profit organization.  Ms. George graduated from The University of Texas at Austin with a BBA in accounting and is certified by the Texas State Board of Public Accountancy.  She is a member of the American Institute of Certified Public Accountants (AICPA), Texas Society of CPAs (TSCPA) and the Houston Chapter of TSCPA.

Ms. George’s financial and accounting experience, particularly in the retail electric industry, provides the Board with necessary skills and expertise due to her extensive knowledge of our industry and in-depth knowledge of our business and operations.

Directors Whose Terms Expire in 2016

Jefferey Mace Meeks, 49. J. Mace Meeks has been a member of the Company’s Board since March, 2012.  Mr. Meeks has been a partner at Insgroup Insurance Agency since January 1, 2015.  Prior to that, and since 1996, Mr. Meeks was a partner at Dean & Draper Insurance Agency, LP.   Upon graduating from Rice University in 1989, Mace entered the insurance industry.  He has accumulated 24 years of knowledge and expertise in his field.  As a partner with Dean & Draper Insurance Agency, LP, Mr. Meeks was the leading producer developing a broad foundation in commercial insurance, personal insurance, and employee benefits.  With over 800 specific clients, Mr. Meeks prides himself on developing a tailor made insurance program to fit each client.

Mr. Meeks’ background and experience in the risk management and insurance industry brings to the board strategic planning and risk management skills that are important to the implementation of our growth strategies and oversight of the Company and operational risk management.

Andrew Bursten, 56.  Andrew Bursten has been a member of the Company’s Board since 2013.  Since 2007, Andrew Bursten has been a private investor and entrepreneur.  Prior to that time, Mr. Bursten served as Chairman of CyrusOne, an outsourced data center service provider, from inception in 2000 until 2007, when it was successfully sold to a private equity investment firm. Prior to CyrusOne, Mr. Bursten co-founded and served as the President of Coastal Telephone Company, a long distance telecommunications company in 1985.  Through his leadership, Coastal Telephone Company grew from a Texas based company to servicing over 100,000 customers in 19 states.  In 1999, Coastal Telephone Company was successfully sold to Eclipse Telecommunications, a subsidiary of IXC Communications (NASDAQ: IIXC).

Mr. Bursten currently serves on the Board of Directors for a variety of non-profit organizations.  He is a member of the Board of Trustees and on the Executive Committee for The Emery Weiner School and a former Executive Committee member and current Advisory Board member for the Holocaust Museum Houston.  He has also served on the Boards of The Alley Theater, Bellaire Little League, The Fay School, Congregation Emanu El and The Evelyn Rubenstein Jewish Community Center.  Mr. Bursten attended Tulane University and later received his law degree from The Thurgood Marshall School of Law.

Mr. Bursten brings corporate governance expertise to the Board garnered through his leadership positions and board service with other entities. His experience and qualifications provide sound governance leadership to our Board.

Directors Whose Terms Expire in 2017

Tom D. O’Leary, 58. Tom O’Leary has been a member of the Company’s Board since 2013. Mr. O’Leary is currently the CEO and COO of Horizon Power and Light, LLC (“Horizon”) and REP Energy, LLC (“REP Energy”), both retail electric providers in the Northeastern United States and has served in such positions since 2006. Neither Horizon nor REP Energy is a competitor of the Company. Mr. O’Leary is also currently the President of PDS Management Group, LLC, a project development and construction management firm for commercial, industrial, institutional, entertainment and retail, hospitality and mixed-use developments with projects primarily in Texas and the southwest.  Mr. O’Leary currently serves on the board of directors and as treasurer of USGBC Texas Gulf Coast Chapter.  Mr. O’Leary also currently serves on the board of directors of the Memorial Park Conservancy and the Houston Arboretum and was the Arboretum’s president from 2009-2011. From 2002-2005, Mr. O’Leary served on the board of Gexa Energy Corp., a pioneer in the Texas retail electricity marketplace.  Mr. O’Leary has previously served as a director of other private and public companies, as well as a director of various other charitable organizations.  Mr. O’Leary received a bachelor’s degree in Architecture and a Masters of Business Administration from the University of Houston.

Mr. O’Leary’s industry experience has given him extensive knowledge of the Company’s business model and he brings leadership and unique perspective to the Board.

James P. Stapleton, 53. James Stapleton has been a member of the Company’s Board since March, 2012.  Mr. Stapleton is a currently a consultant and advisor to small publicly traded companies.  From August 2012 to September 2014 Mr. Stapleton was the CFO at Ozone International, LLC, which provides ozone equipment and solutions to food processors.  From February 2012 to June 2012, Mr. Stapleton was the CFO for Jones Soda (NASDAQ: JSDA).  From 2007 to 2011, Mr. Stapleton was a consultant and advisor to small publicly traded companies.  From May 2005 through July 2007, Mr. Stapleton was the Chief Financial Officer of Bionovo (NASDAQ: BNVI).  From January 2003 through April 2005, Mr. Stapleton was the Chief Financial Officer of Auxilio (OTC BB AUXO).  From 1996 through 2002, Mr. Stapleton was employed in a variety of positions for Prosoft Training (NASDAQ: POSO), including Corporate Secretary, Vice President Investor relations, and Chief Financial Officer.  Mr. Stapleton was Chief Financial Officer of BioTek Solutions, Inc. from 1995 through February 1996.  Mr. Stapleton graduated from the University of California at Irvine (UCI) with a MBA in 1995, and from the University of Washington with a BA in Economics in 1985.

Mr. Stapleton brings corporate governance and financial expertise to the Board garnered through his leadership positions and board service with other entities.  His experience and qualifications provide sound governance and financial leadership to the board.

Board Meeting and Attendance

During fiscal year 2014, our Board held twelve (12) meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business.  Each director attended at least 67% of the total number of Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

The Board has affirmatively determined that the following members of the Board meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards:  James Stapleton, J. Mace Meeks, Stuart Gaylor, Tom O’Leary, and Andrew Bursten.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Leibman serves as Chief Executive Officer while Mr. Gaylor is currently the non-executive Chairman of the Board. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Audit Committee of our Board also provides risk oversight, focusing in particular on financial and credit risk. The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices. The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board

Compensation Committee

The Compensation Committee is presently composed of Andrew Bursten, J. Mace Meeks and Tom O’Leary, with Mr. Meeks acting as chairperson of the committee.  Each of Messrs. Bursten, Meeks and O’Leary meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards. Pursuant to the authority delegated to it by the Board, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies. The Compensation Committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants. The compensation levels recommended by the Compensation Committee are ratified by the Board. The Compensation Committee may not delegate its responsibilities, and our executive officers are not involved in determining or recommending the amount or form of executive and director compensation. The Compensation Committee met two times during the fiscal year ended December 31, 2014. The Compensation Committee operates under a written charter adopted by the Board, which is available on our website at www.summerenergy.com.

Audit Committee

The Audit Committee is presently composed of James Stapleton, who serves as chairperson, Stuart Gaylor and J. Mace Meeks, all of whom meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards. The Board has also determined that each of James Stapleton and Stuart Gaylor is an “audit committee financial expert,” as defined by the SEC rules. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing and discussing the results of each audit and quarterly review with our independent registered public accountants, and discussing the adequacy of our accounting and control systems. The Audit Committee met four (4) times during the fiscal year ended December 31, 2014. The Audit Committee operates under a written charter adopted by the Board, which is available on our company website at www.summerenergy.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Tom O’Leary, who serves as chairperson, Andrew Bursten, and Stuart Gaylor, all of whom meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards.  The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, which is available on our company website at www.summerenergy.com.  The Nominating and Corporate Governance Committee met one (1) time during the fiscal year ended December 31, 2014.

Nomination of Directors

Nominees for the Board at the Annual Meeting were recommended by our Nominating and Corporate Governance Committee and approved by the Board. In identifying potential nominees, the Nominating and Corporate Governance Committee took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.

The Nominating and Corporate Governance Committee seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Nominating and Corporate Governance Committee, c/o Chief Financial Officer, Summer Energy Holdings, Inc., 800 Bering Drive, Suite 260, Houston, Texas 77057. All referrals will be compiled by the Chief Financial Officer and forwarded to the Nominating and Corporate Governance Committee for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Nominating and Corporate Governance Committee in considering the individual’s potential service as a director.

Communications with the Board

Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Financial Officer, Summer Energy Holdings, Inc., 800 Bering Drive, Suite 260, Houston, Texas 77057. All communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics

We have adopted a “code of ethics,” as defined in Item 406(b) of the SEC’s Regulation S-K that applies to all our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Ethics is attached as Exhibit 14.1 to our Form 10-Q, filed with the SEC on May 15, 2012, is available on our website, www.summerenergy.com, and is available upon written request to the Company’s Secretary at 800 Bering Drive, Suite 260, Houston, Texas 92691, Attn: Corporate Secretary.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders. One non-executive member attended the 2014 annual meeting of stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Neil M. Leibman	55	Chief Executive Officer
Jaleea P. George	53	Chief Financial Officer, Secretary, Treasurer
Angela Hanley	37	President

All officers serve at the discretion of the Board.

For additional information with respect to Mr. Leibman and Ms. George, who also serve as a members of our Board, please refer to their profiles set forth above under the section titled “ELECTION OF DIRECTORS.”

Angela Hanley, 36. Angela Hanley was appointed President of the Company in February 2014, having previously served as the Company’s Senior Vice President of Operations and Marketing from February, 2013 through February 2014.  Ms. Hanley has over 10 years of experience in the Texas electricity and natural gas market. Ms. Hanley is responsible for all operational, day to day activities of the Company as well as sales and marketing efforts.  Ms. Hanley served as a vice president of operations and marketing for the Company’s subsidiary, Summer Energy, LLC, from April 2011 through February 2014, where she helped launch Summer Energy, LLC’s initial marketing efforts and assisted with operations.  From January 2009 until she joined Summer Energy, LLC, Ms. Hanley was the Regional Marketing Manager for Atmos Energy, one of the country’s largest natural-gas-only distributors selling natural gas supply and services to industrial and commercial customers in Tennessee, Alabama, Kentucky and Texas.  From October 2007 through December 2008, Ms. Hanley served as President, Operations for Horizon Power & Light, LLC, a retail electric provider in the Northeast. Since 2002 Ms. Hanley has held various marketing positions for other retail electric providers in Texas including Business Development Manager, Marketing Manager, and Director of Sales. Ms. Hanley has a Bachelor of Science degree from Stephen F. Austin State University in Nacogdoches, Texas.  She is also a member of the Women’s Energy Network.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by our “Named Executive Officers.”  Our Named Executive Officers include persons who (i) served as our principal executive officer during the most recent fiscal year, (ii) were serving at fiscal year-end as our two most highly compensated executives, other than the principal executive officer, and (iii) if applicable, individuals for whom disclosure would have been provided as a most highly compensated executive, but for the fact that the individual was not serving as an executive at fiscal year-end.

Name and Principal Position	Year	Salary ($)	Bonuses and Commissions ($)	Stock Awards ($)(1)		Option Awards ($)(1)	All Other Compensation ($) (2)	Total ($)
Roderick L. Danielson (3)	2014	$117,000	$-		$-	$-	$5,683	$122,683
President, Supply Management	2013	$156,000	$-		$-	$-	$7,776	$163,776
Neil M. Leibman (4)	2014	$60,000	$-		$-	$-	$-	$60,000
Chief Executive Officer	2013	$55,385	$-		$-	$35,942	$-	$91,327
Angela Hanley (5)	2014	$135,000	$-	$		$4,242 -	$-	$139,242
President	2013	$135,000	$-		$21,000	$-	$-	$156,000
Jaleea P. George (6)	2014	$110,000	$-		$-	$-	$2,283	$112,283
Chief Financial Officer, Secretary and Treasurer	2013	$110,000	$-		$-	$-	$3,569	$113,569
Travis Andrews (7)	2014	$182,618	$-		$-	$-	$-	$182,618
	2013	$-	$-		$-	$-	$-

(1)
A discussion of the methods used in the calculation of these values may be found in Note 11 to the consolidated financial statements which is in Part IV, Item 15 of our 2014 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2014 fiscal year computed in accordance with ASC Topic 718.

(2)
The Company paid Ms. George’s costs related to her certified public accounting license, including licensing fees and costs related to her continuing education.   The Company also paid an additional medical allowance to Mr. Danielson.

(3)
Mr. Danielson served as the President and Chief Executive Officer of the Company from March 27, 2012 through January 21, 2013, at which time he was appointed President of Supply Management.  Effective as of September 19, 2014, Mr. Danielson is no longer with the Company.

(4)
Mr. Leibman was appointed as the Company’s President and Chief Executive Officer on January 21, 2013. Effective February 3, 2014, Mr. Leibman resigned as President and currently serves as Chief Executive Officer.  Prior to January 21, 2013 he was not employed by the Company.  On January 21, 2013, as a component of his salary, the Company granted a stock option to purchase 250,000 shares of the Company’s Common Stock to Mr. Leibman. The options covering a total of 125,000 shares vested on December 31, 2013 and options covering a total of 125,000 vested on December 31, 2014.  The 250,000 options have an estimated fair value of $35,942.  The stock options have an exercise price of $1.00 per share and will expire ten (10) years from the date of grant.

(5)
Ms. Hanley was appointed as President effective February 3, 2014.  From February 11, 2013 through February 3, 2014, Ms. Hanley was Executive Vice President of Operations and Marketing.  Prior to that time, Ms. Hanley was Vice President of Operations and Marketing for the Company’s subsidiary, Summer Energy, LLC.  During the fiscal year ended December 31, 2013, the Company granted Ms. Hanley 25,000 shares of restricted stock which vested in February 2014 as a component of her compensation. The shares of restricted stock had an estimated value of $21,000 on the date of grant. During 2014 Ms. Hanley was granted 25,000 options to purchase Common Stock. The options have an exercise price of $ 1.00 per share and will expire ten (10) years from the date of grant.

(6)	Ms. George was appointed as the Company’s Chief Financial Officer, Secretary and Treasurer on March 27, 2012.

(7)	Mr. Andrews was appointed as the Senior Vice President of Risk Management for the Company’s subsidiary, Summer Energy, LLC on February 17, 2014.

Narrative to Summary Compensation Table

Roderick Danielson

On March 27, 2012, Roderick L. Danielson was appointed as our President and Chief Executive Officer (“CEO”). Mr. Danielson served as CEO and as a member of the Board until January 21, 2013, at which time he was reassigned by the Board to the position of President of Supply Management and also resigned as a member of the Board.  Mr. Danielson began receiving a salary from Summer Energy, LLC in November, 2011 in his capacity as a managing member thereof.  Following the acquisition of Summer Energy, LLC by the Company, Mr. Danielson began receiving a salary as an officer of the Company, with a base salary of $156,000.  In connection with his appointment as President of Supply Management, the Company entered into an Executive Employment Agreement with Mr. Danielson, effective as of February 11, 2013 (the “Danielson Employment Agreement”). The Danielson Employment Agreement provided that Mr. Danielson would be employed by the Company as President of Supply Management, for an initial term beginning on February 11, 2013 and ending on December 31, 2014, at an initial base salary of $156,000.  Mr. Danielson was also eligible to receive two future grants of 25,000 options to purchase Common Stock of the Company upon reaching certain milestones related to the number of retail electricity customers of the Company, which were not achieved. The Danielson Employment Agreement contained customary provisions for termination for cause (as defined in the employment agreement).  Mr. Danielson is also subject to a non-solicitation and non-compete covenant for a period of one (1) year following the termination of Mr. Danielson’s employment for any reason.  Effective September 19, 2014 Mr. Danielson left the Company and the Danielson Employment Agreement terminated.

Neil M. Leibman

Effective January 21, 2013, the Board appointed Neil M. Leibman to serve as the Company’s President and Chief Executive Officer.  Mr. Leibman was also appointed to the Board to fill the vacancy created by the resignation of Mr. Danielson.  The Company and Mr. Leibman entered into an employment agreement (the “Leibman Employment Agreement”) as of his joining the Company on January 21, 2013 which continued through December 31, 2014.  Mr. Leibman’s compensation, set forth in the Leibman Employment Agreement, included an annual base salary of $60,000.  Mr. Leibman also received 250,000 options to purchase Common Stock of the Company.  One-half of the options vested on December 31, 2013, and the remaining one-half vested on December 31, 2014.  He was also eligible to receive two future grants of 50,000 options to purchase Common Stock of the Company upon reaching certain milestones related to the number of retail electricity customers of the Company, which were not achieved.  The stock options were issued pursuant to the Company’s 2012 Stock Option and Stock Award Plan.  The Leibman Employment Agreement contained customary provisions for termination for cause (as defined in the employment agreement).  Mr. Leibman is also subject to a non-solicitation and non-compete covenant for a period of two (2) years following the termination of Mr. Leibman’s employment for any reason.  Effective February 3, 2014, Mr. Leibman resigned as the Company’s President and continues to serve as Chief Executive Officer.

On January 21, 2015, the Company entered into a new employment agreement (the “New Leibman Agreement”) with Neil M. Leibman to serve as Chief Executive Officer (“CEO”) of the Company.  Mr. Leibman will continue to report to the Company’s Board and will have duties and responsibilities assigned by the Board.   The New Leibman Agreement is effective as of January 1, 2015, has a term of two (2) years, and provides for an annual base salary of $150,000.  Mr. Leibman will also receive the customary employee benefits paid by the Company.  Mr. Leibman was granted a fully vested option to purchase 25,000 shares of the Company’s Common Stock with a strike price of $1.00 per share, and will be granted a second option to purchase 25,000 shares of the Company’s Common Stock with a strike price of $1.00 per share within ten days of the Company’s next annual meeting of stockholders, which option will vest on January 1, 2016 so long as Mr. Leibman is employed by the Company.  Mr. Leibman will also be eligible to receive additional options to purchase Common Stock of the Company upon reaching certain milestones related to the performance of the Company.

Jaleea P. George

On March 27, 2012, Jaleea P. George was appointed as our Secretary, Treasurer and Chief Financial Officer (“CFO”).  Effective February 11, 2013, the Company entered into a written employment agreement with Ms. George to serve as Secretary, Treasurer and CFO of the Company (the “George Employment Agreement”).  Ms. George reports to the Board and has duties and responsibilities assigned by the Board.  The George Employment Agreement continued through December 31, 2014.  Ms. George’s compensation, set forth in the George Employment Agreement, included an annual base salary of $110,000.  Ms. George was also eligible to receive two future grants of 25,000 options to purchase Common Stock of the Company upon reaching certain milestones related to the number of retail electricity customers of the Company, which were not achieved. The George Employment Agreement contained customary provisions for termination for cause (as defined in the employment agreement).  Ms. George is also subject to a non-solicitation and non-compete covenant for a period of two (2) years following the termination of Ms. George’s employment for any reason.

On January 21, 2015, the Company entered into a new employment agreement (the “New George Agreement”) with Jaleea P. George to serve as Secretary, Treasurer and Chief Financial Officer (“CFO”) of the Company.  Ms. George will continue to report to the Company’s Board of Directors (the “Board”) and will have duties and responsibilities assigned by the Board.  The New George Agreement is effective as of January 1, 2015, has a term of two (2) years, and provides for an annual base salary of $140,000.  Ms. George will also receive the customary employee benefits paid by the Company.  Ms. George was granted a fully vested option to purchase 35,000 shares of the Company’s Common Stock with a strike price of $1.00 per share, and will be granted a second option to purchase 35,000 shares of the Company’s Common Stock with a strike price of $1.00 per share within ten days of the Company’s next annual meeting of stockholders, which option will vest on January 1, 2016 so long as Ms. George is employed by the Company.  Ms. George will also be eligible to receive additional options to purchase Common Stock of the Company upon reaching certain milestones related to the performance of the Company.

Travis Andrews

Mr. Andrews was appointed as the Senior Vice President of Risk Management for the Company’s subsidiary, Summer Energy, LLC on February 17, 2014 and is party to a written employment agreement with the Company dated as of August 11, 2014 (the “Andrews Employment Agreement”).  The Andrews Employment Agreement continues through July 1, 2017 unless earlier terminated.  Mr. Andrews’ compensation for 2014, set forth in the Andrews Employment Agreement, includes an annual base salary of $225,000.  Mr. Andrews is also eligible for an annual discretionary bonus based upon performance metrics as reasonably determined by the Company from time to time.   Mr. Andrews will also receive the customary employee benefits paid by the Company.  The Andrews Employment Agreement contains customary provisions for termination for cause (as defined in the employment agreement).  Mr. Andrews is also subject to a non-solicitation and non-compete covenant for a period of two (2) years following the termination of Mr. Andrews’ employment for any reason.

Angela Hanley

Effective February 3, 2014, the Board Appointed Angela Hanley to serve as President of the Company.  From February 11, 2013 through February 3, 2014, Ms. Hanley served as Senior Vice President, Operations and Marketing of the Company.  The Company and Ms. Hanley entered into a written employment agreement which continued through December 31, 2014 (the “Hanley Employment Agreement”).  The Hanley Employment Agreement automatically renewed for a subsequent 12 month term.  Ms. Hanley’s compensation for 2014, set forth in the Hanley Employment Agreement, includes an annual base salary of $135,000.  Ms. Hanley was also granted 25,000 shares of restricted stock pursuant to the Company’s 2012 Stock Option and Stock Award Plan, which shares vested on February 11, 2014.  Ms. Hanley was also eligible to receive two future grants of 25,000 options to purchase Common stock of the Company upon reaching certain milestones related to the number of retail electricity customers of the Company, which were not achieved. The Hanley Employment Agreement contains customary provisions for termination for cause (as defined in the employment agreement).  Ms. Hanley is also subject to a non-solicitation and non-compete covenant for a period of two (2) years following the termination of Ms. Hanley’s employment for any reason.  Effective February 3, 2014, in conjunction with Ms. Hanley’s appointment as President of the Company, the Company and Ms. Hanley entered into an amendment (the “Amendment”) to the Hanley Employment Agreement.  The Amendment, which has an effective date of February 3, 2014, provides that Ms. Hanley will transition from her role as Vice President, Operations and Marketing to serve as the Company’s President, and restructured her incentive compensation.  Pursuant to the terms of the Amendment and in conjunction with her appointment, Ms. Hanley was granted an option to purchase 25,000 shares of the Company’s Common Stock.  One-half of the options vested immediately, and the remaining one-half vested on August 3, 2014.   The stock options were issued pursuant to the Company’s 2012 Stock Option and Stock Award Plan.

The foregoing summary of the terms of the George Employment Agreement, the Danielson Employment Agreement and the Hanley Employment Agreement and Amendment are qualified in their entirety to the actual terms of such agreements, which are included as Exhibits 10.1, 10.2 and 10.3, respectively, of the Company’s Current Report on Form 8-K filed February 14, 2013, and, as to the Amendment, as Exhibit 10.1 of the Company’s Current Report on Form 8-K filed February 6, 2014.  The foregoing summary of the terms of the Leibman Employment Agreement are qualified in their entirety to the actual terms of such agreement, which is included as Exhibit 10.1 of the Company’s Current Report on Form 8-K filed January 23, 2013.  The foregoing summary of the New George Agreement  and the New Leibman Agreement are qualified in their entirely to the actual terms of such agreements, which are included as Exhibits 10.1 and 10.2, respectively, of the Company’s Current Report on Form 8-K filed January 27, 2015.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

The following table details all outstanding equity awards held by Named Executive Officers at December 31, 2014.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Neil M. Leibman	250,000	-	-	$1.00	1/21/2023	-	-	-	-
	151,115	-	-	$1.50	5/13/2019	-	-	-	-
Angela Hanley	25,000	-	-	$1.00	2/3/2024	-	-	-	-

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2014 with respect to our existing equity compensation plans under which shares of our Common Stock are authorized for issuance.

Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1):	479,250	$1.22	154,750
Equity compensation plans not approved by security holders (2):	1,128,230	$1.50	-
Total	1,607,480		154,750

(1)	This plan is the 2012 Stock Option and Stock Award Plan.
(2)	From time to time and at the discretion of the Board, we may issue warrants and stock options to our key individuals or officers as performance based compensation.

DIRECTOR COMPENSATION FOR 2014

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stuart Gaylor	—		1,025.64	—	—	—	1,025.64
J. Mace Meeks	—		1,025.64	—	—	—	1,025.64
James Stapleton	—		1,025.64	—	—	—	1,025.64
Andrew Bursten	—		1,025.64	—	—	—	1,025.64
Tom O’Leary	—		1,025.64	—	—	—	1,025.64

Narrative to Director Compensation Table

Beginning in August 2013, the Company elected to compensate its non-employee directors for their service on the Board with a grant of options to purchase up to 25,000 shares of the Company’s Common Stock on an annual basis, granted quarterly.   In the 2014 fiscal year, a total of 25,000 options to purchase the Company’s Common Stock were granted to each non-executive director with an exercise price of $1.50 per share.  In the 2014 fiscal year, directors were paid no additional compensation for service as a member of the Audit Committee, the Nominating and Corporate Governance Committee or the Compensation Committee.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our Common Stock as of April 21, 2015, by (i) each current director and director nominee; (ii) each executive officer named in the summary compensation table included herein who was serving as an executive officer at the end of the 2014 fiscal year; (iii) all our current directors, director nominees and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our Common Stock.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)		Percent
Directors, Officers and Director Nominees:
Neil M. Leibman	3,139,924	(3)	19.36%
Jaleea P. George	632,222	(4)	4.13%
Angela Hanley	112,500	(5)	*
Stuart C. Gaylor	2,123,617	(6)	13.85%
Jefferey Mace Meeks	68,750	(7)	*
James P. Stapleton	68,750	(8)	*
Tom D. O’Leary	2,915,536	(9)	18.47%
Andrew Bursten	1,074,460	(10)	6.79%

All directors, director nominees and executive officers, as a group	10,135,759	64.23%

5% Shareholders:

Paul M. Wyleczuk	850,000	5.56%
Roderick L. Danielson	844,586	5.52%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	The address for all officers and directors is c/o Summer Energy Holdings, Inc., 800 Bering Drive, Suite 260, Houston, Texas 77057.

(2)
Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).  The percentages are based upon 15,290,220 shares outstanding as of April 21, 2015, except for certain parties who hold preferred stock which is currently convertible into Common Stock, as well as parties who hold stock options and warrants that are presently exercisable or exercisable within 60 days into shares of Common Stock, whose percentages are based upon the sum of shares of Common Stock outstanding as of April 21, 2015 plus the number of shares of Common Stock subject to stock options and warrants that are presently exercisable or exercisable within 60 days held by them, as well as convertible preferred stock which is convertible into Common Stock currently or within 60 days, as indicated in the following notes.

(3)
Includes 46,479 shares held of record by Boxer Capital, Ltd., a Texas limited partnership.  Mr. Leibman is general partner of Boxer Capital, Ltd. and has sole voting and dispositive power over such shares.  Also includes 1,807,576 shares held of record by MAA Holdings Limited, a Texas limited partnership.  Mr. Leibman is general partner of MAA Holdings Limited and has sole voting and dispositive power over such shares.  Also includes 500,000 shares of Common Stock issuable upon conversion of 500,000 shares of Series B Preferred Stock held by Mr. Leibman, and 426,115 shares of Common Stock issuable upon exercise of stock options held by Mr. Leibman.

(4)
Includes 597,222 shares held of record by The Jaleea K. Pyle Living Trust.  Ms. George is a trustee of such trust and has voting and dispositive control over securities held by The Jaleea K. Pyle Living Trust.  Also includes 35,000 shares of Common Stock issuable upon exercise of stock options held by Ms. George.

(5)	Includes 25,000 shares of Common Stock issuable upon exercise of stock options held by Ms. Hanley.

(6)
Includes 1,805,556 shares held of record by GF Holdings, Ltd., a Texas limited partnership.  Mr. Gaylor is the manager of GF Holdings GP, LLC, a Texas limited liability company, which is the general partner of GF Holdings, Ltd.  Mr. Gaylor has voting and dispositive control over securities held by GF Holdings, Ltd.  Also includes 43,750 shares of Common Stock issuable upon exercise of stock options held by Mr. Gaylor.

(7)	Includes 43,750 shares of Common Stock issuable upon exercise of stock options held by Mr. Meeks.

(8)	Includes 43,750 shares of Common Stock issuable upon exercise of stock options held by Mr. Stapleton.

(9)
Includes 300,000 shares of Common Stock issuable upon conversion of 300,000 shares of Series B Preferred Stock held by Mr. O’Leary.  Also includes 194,865 shares of Common Stock issuable upon exercise of stock options held by Mr. O’Leary.

(10)	Includes 530,710 shares held of record by The Riva Bursten 2000 Trust. Also includes 500,000 shares of Common Stock issuable upon conversion of 500,000 shares of Series B Preferred Stock held by The Riva Bursten 2000 Trust. Mr. Bursten is a trustee of such trust and shares voting and dispositive control over securities held by The Riva Bursten 2000 Trust. Also includes 43,750 shares of Common Stock issuable upon exercise of stock options held by Mr. Bursten.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the 2014 fiscal year, all of the Company’s officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements, except that Tom O’Leary, Neil Leibman, Stuart Gaylor and Andrew Bursten each filed a late Form 4 on December 10, 2014 reporting several late transactions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Neil Leibman is a party to a three (3) year credit facility agreement (the “2011 Leibman Credit Facility Agreement”) dated November 30, 2011 with the Company.  Pursuant to the 2011 Leibman Credit Facility Agreement, the Company agreed to pay Mr. Leibman $100,000, or, at Mr. Leibman’s election, Common Stock of the Company, in exchange for acting as a surety in connection with a $250,000 line of credit from a financial institution and certain extensions of credit by critical vendors that are necessary for the Company to carry out is business.  Pursuant to the 2011 Leibman Credit Facility Agreement, and Mr. Leibman’s election, the Company issued 757,576 shares of Common Stock to Mr. Leibman on December 3, 2012.  Mr. Leibman was appointed as an officer and director of the Company on January 21, 2013.

Tom O’Leary is a party to a three (3) year credit facility agreement (the “2011 O’Leary Credit Facility Agreement”) dated November 30, 2011 with the Company.  Pursuant to the 2011 O’Leary Credit Facility Agreement, the Company agreed to pay Mr. O’Leary $100,000, or, at Mr. O’Leary’s election, common stock of the Company, in exchange for acting as a surety in connection with a $250,000 line of credit from a financial institution and certain extensions of credit by critical vendors that are necessary for the Company to carry out is business.  Pursuant to the 2011 O’Leary Credit Facility Agreement, and Mr. O’Leary’s election, the Company issued 757,576 shares of common stock to Mr. O’Leary on December 3, 2012.  Mr. O’Leary was appointed as a director of the Company on March 8, 2013.

Neil Leibman is party to a five (5) year credit facility agreement (the “2013 Leibman Credit Facility Agreement”) dated August 29, 2013 with the Company.  Pursuant to the 2013 Leibman Credit Facility Agreement, Mr. Leibman agreed to act as surety and personal guarantor with respect to $413,000 of the Company’s depository requirements, consisting of a line of credit from a financial institution and certain extensions of credit by critical vendors that are necessary for the Company to carry out its business.  As consideration for Mr. Leibman acting as surety and personal guarantor, the Company issued Mr. Leibman 413,000 shares of its Series A Preferred Stock.

Tom O’Leary is party to a five (5) year credit facility agreement (the “2013 O’Leary Credit Facility Agreement”) dated August 29, 2013 with the Company.  Pursuant to the 2013 O’Leary Credit Facility Agreement, Mr. O’Leary agreed to act as surety and personal guarantor with respect to $413,000 of the Company’s depository requirements, consisting of a line of credit from a financial institution and certain extensions of credit by critical vendors that are necessary for the Company to carry out its business.  As consideration for Mr. O’Leary acting as surety and personal guarantor, the Company issued Mr. O’Leary 413,000 shares of its Series A Preferred Stock.

In February 2014, among other investors, Andrew Bursten, Tom O’Leary and Neil Leibman, members of the Company’s Board of Directors, each entered into a Series B Preferred Stock Purchase Agreement with the Company whereby Messrs. Bursten, O’Leary and Leibman purchased shares of the Company’s Series B Preferred Stock with cash in a private placement transaction pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

On April 18, 2014, four members of the Company’s board of directors, Stuart Gaylor, Andrew Bursten, Tom O’Leary and Neil Leibman (“Guarantors”) guaranteed an Advance to Loan Note in the amount of $1,500,000.  The Company agreed to issue the four Guarantors a total of 120,000 shares of the Company’s common stock per month (30,000 shares of common stock per month per Guarantor) reduced accordingly as the loan is reduced for agreeing to act as a Guarantor of the Advance to Loan Amount.

The Company believes that the foregoing transactions were in the best interests of the Company and its stockholders. As a matter of policy, these transactions were and all future transactions between the Company and its officers, directors, principal stockholders or their affiliates will be approved by a majority of the disinterested members of the Board, on terms no less favorable than could be obtained from unaffiliated third parties and in connection with bona fide business purposes of the Company.

PROPOSAL 2
APPROVAL OF 2015 STOCK OPTION AND STOCK AWARD PLAN

On April 28, 2015, the Board of Directors approved the Summer Energy Holdings 2015 Stock Option and Stock Award Plan (the “2015 Plan”), subject to stockholder approve at the Annual Meeting.  The Board of Directors believes that it is in the best interest of the Company and its stockholders to adopt a new incentive plan.  The purposes of the 2015 Plan are to enhance our ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts successful conduct and development of the Company’s business largely depends, and to provide additional incentives to such persons or entities to devote their utmost effort and skill to our advancement and betterment, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.  A summary of the material terms of the 2015 Plan is contained below.  This summary should be read with and is subject to the specific provisions of the 2015 Plan, the full text of which is set forth as Annex A to this Proxy Statement.  Upon stockholder approval of the 2015 Plan, no further awards will be granted under the 2012 Summer Energy Holdings, Inc. Stock Option and Stock Award Plan.

Stockholders are asked to approve the 2015 Plan to qualify stock options as incentive stock options for purposes of Section 422 of the Code, and to qualify certain compensation under the 2015 Plan as performance-based compensation for purposes of Section 162(m) of the Code

Key Features of the 2015 Plan

The 2015 Plan contains features that the Board believes are consistent with the interests of our stockholders and sound governance principles. These features include the following:

•
Administration. The Board has general administrative authority for the Plan, and may delegate such authority to a committee of two or more members of the Board. The Board has broad authority under the Plan including the authority to select Participants (as defined below) and determine awards, establish the terms and conditions of awards, and make certain adjustments to awards.

•
Eligibility. All employees, members of the Board (whether or not employed by the Company or an affiliated company) and service providers are eligible to receive awards under the 2015 Plan, which person, upon receipt of an award, shall be referred to individually as a Participant.

•	Types of Awards. The Administrator may grant stock options, restricted stock or stock appreciation rights to eligible Participants under the 2015 Plan.
•
Performance-Based Compensation. The 2015 Plan is structured to permit awards that satisfy the performance-based compensation requirements of Section 162(m) of the Code so as to enhance deductibility of compensation provided under the 2015 Plan.

Shares Subject to the 2015 Plan and Limits on Awards

The maximum of 1,500,000 shares of Common Stock may be issued and sold under all awards, restricted or unrestricted, granted under the 2015 Plan. The maximum number of shares of Common Stock with respect to one or more awards that may be granted to any Participant during any calendar year shall be 200,000.

Administration of the 2015 Plan

The Board or a committee selected by the Board will administer the 2015 Plan. The Committee must be comprised of at least two members of the Board. Performance-based awards under the 2015 Plan must be made by a committee that consists solely of outside directors determined under Section 162(m) of the Code. The term “Administrator” as used in this Proxy Statement refers to our Board or the committee appointed by the Board. The Board may also terminate or amend the 2015 Plan at any time.

The Administrator shall have full power and authority, among other things: (a) to determine the persons to whom and the time or times at which awards shall be granted, the number of shares of Common Stock to be represented by each stock option or stock appreciation rights agreement and the number of shares of Common Stock to be subject to each restricted stock purchase agreement, and the consideration to be received by the Company upon the exercise of such stock options or stock appreciation rights or sales or awards of restricted stock; (b) to interpret the 2015 Plan; (c) to create, amend or rescind rules and regulations relating to the 2015 Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, award agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any award agreement under the 2015 Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the 2015 Plan or in any award agreement; (g) to accelerate the vesting of any award or release or waive any of the Company’s repurchase rights with respect to any award; (h) to extend the exercise date of any stock option or stock appreciation right (but not beyond the original expiration date); (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding award agreements to provide for, among other things, any change or modification which the Administrator could have included in the original award agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the 2015 Plan, but only to the extent not contrary to the express provisions of the 2015 Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the 2015 Plan shall be final and binding on the Company and all Participants.

Eligibility

Only employees of the Company or an affiliated company (including officers and members of the Board that are employees of the Company or an affiliated company) are eligible to receive incentive stock options under the 2015 Plan. Employees, members of the Board (whether or not employed by the Company or an affiliated company) and service providers are eligible to receive nonqualified stock options, restricted stock or stock appreciation rights under the 2015 Plan.

Types of Awards

Awards that may be granted under the 2015 Plan include stock options, stock appreciation rights, and restricted stock.

Stock Options. A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share, which is referred to as the exercise price. The exercise price of a stock option may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of a stock option is ten years from the date of grant. A stock option may be either an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the terms of the 2015 Plan.  Incentive stock options may only be granted to employees of the Company and an affiliated company.

Stock Appreciation Rights. A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The Administrator will establish the base price at the time of grant of the stock appreciation right, which may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of a stock appreciation right is ten years from the date of grant.

Restricted Stock.  A grant, award or sale of restricted stock typically involves the grant, award or sale of restricted stock to a Participant subject to restrictions on vesting.

Change in Control

In the event of a change in control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding options or substitute for outstanding options substantially equivalent options for the Acquiring Corporation’s stock.

Federal Income Tax Consequences of Awards Under the 2015 Plan

IRS Circular 230 Disclosure
To ensure compliance with requirements imposed by the IRS, we inform taxpayer that any tax discussion contained in this Proxy Statement was neither written nor intended to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax discussion contained in this Proxy Statement was not written to support the promotion or marketing of the transactions or matters addressed by this Proxy Statement. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

The following is a summary of certain United States federal income tax consequences of participation in the 2015 Plan by U.S. taxpayers. It is not a complete description of all relevant tax features of the 2015 Plan. Federal tax laws are complex and subject to change. Moreover, participation in the 2015 Plan may have consequences under state and local tax laws which may vary from the federal tax consequences described below. For such reasons, we recommend that Participants consult a personal tax advisor to determine the specific tax consequences applicable to the Participant. We intend, and this summary assumes, that all awards granted under the 2015 Plan either will be exempt from or will comply with the requirements of Section 409A of the Code regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the Participants. The 2015 Plan and any awards made under the 2015 Plan will be administered consistently with this intent. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a Participant harmless from any such taxes or penalties.

Incentive Stock Options. The following is a discussion of the United States Federal Income Tax Consequences of an award under the Plan that qualifies as an “incentive stock option” within the meaning of Section 422(b) of the Code.

Participants will not recognize taxable income under the 2015 Plan upon either the grant or the exercise of an incentive stock option. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive stock option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. As is discussed below, the exercise of an incentive stock option also may result in items of “tax preference” for purposes of the “alternative minimum tax.”

If a Participant sells or disposes of the shares the Participant received upon the exercise of an incentive stock option more than: (i) one year after the date of exercise of the stock option; and (ii) two years after the date of grant of the stock option; the Participant will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock before the expiration of either the one year or two year period described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the Participant in an amount equal to the lesser of: (i) the fair market value of the stock on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price.

If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the Participant in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant as a result of the disqualifying disposition, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

If legal title to any shares acquired upon exercise of an incentive stock option is transferred by sale, gift or exchange, such transfer of legal title will be treated as a disposition for purpose of determining whether a “disqualifying disposition” has occurred. However, certain transfers will not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon the Participant’s death, a mere pledge or hypothecation, or a transfer into the Participant’s name and another person as joint tenants.

Section 55 of the Code imposes an “alternative minimum tax” on an individual’s income to the extent the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the stock option is exercised. If the shares are sold in the same calendar year that the stock option is exercised, the regular tax treatment and the alternative tax treatment will be the same. If the shares are sold during a year subsequent to that in which the stock option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

If the Participant is subject to the alternative minimum tax in the year the Participant exercises an incentive stock option the Participant may, subject to certain limitations, claim as a credit against the Participant’s regular tax liability in future years a portion of the amount of alternative minimum tax paid that is attributable to the exercise of the incentive stock option. This credit is available in the first year following the year of exercise in which the Participant has a regular tax liability.

The Administrator may permit the Participant to pay the exercise price of an incentive stock option by delivering shares of Common Stock that the Participant already owns, valued at their fair market value on the date of exercise.

Generally, if the exercise price of an incentive stock option is paid with already-owned shares or by a combination of cash and already-owned shares, the Participant will recognize no current taxable gain or loss on the already-owned shares exchanged.

A special rule applies, however, if the shares exchanged were previously acquired through the exercise of an incentive stock option and the applicable holding period requirements for favorable tax treatment of such shares have not been met at the time of the exchange. In such event, the exchange is treated as a disqualifying disposition of such shares and will cause the Participant to recognize income in accordance with the rules described above for disqualifying dispositions. If this special rule does not apply, then the new shares the Participant receives upon the exercise of the stock option that equal the number of old shares exchanged will have the same tax basis and holding period for capital gain purposes as the Participant’s basis and holding period in the old shares. The balance of the shares the Participant receives upon exercise of the Participant’s stock option will have a tax basis equal to any cash the Participant paid, and if no cash was paid, the tax basis of such shares will be zero. The holding period of the additional shares for capital gain purposes will commence on the date of exercise. The holding period for purposes of the one-year and two-year periods described above will commence on the date of exercise as to all of the shares received upon the exercise of an incentive stock option. If any of the shares subject to the basis allocation rules described above are subsequently transferred in a disqualifying disposition, the shares with the lowest tax basis will be treated as being transferred first.

The Company is required to file a Form 3921 with the Internal Revenue Service reporting the exercise of an incentive stock option by a Participant and is required to provide a copy of such filing to the Participant.

Nonqualified Stock Options. The following is a discussion of the United States Federal Income Tax Consequences of an award under the Plan that does not qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code, which is referred to as a nonqualified or nonstatutory stock option.

The Participant will not recognize any taxable income upon the grant of a nonstatutory stock option. Upon exercise, however, the Participant will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the exercise price paid for such shares. If the Participant is an employee of the Company, the income recognized will be subject to income tax withholding by the Company out of the Participant’s current compensation. If such compensation is insufficient to pay the taxes due, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction equal to the amount of ordinary income the Participant recognizes provided certain reporting requirements are satisfied, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

If the Participant pays the exercise price of a nonstatutory stock option in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized as a result of such exercise. If the exercise price is paid by delivering shares of Common Stock that the Participant already owns or by a combination of cash and already owned shares, the Participant will recognize no current taxable gain or loss on the already owned shares exchanged. Nevertheless, the Participant will recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above. The new shares that Participant receives that equal the number of old shares exchanged will have the same tax basis and holding period as the Participant’s basis and holding period in the old shares. The balance of the shares the Participant receives will have a tax basis equal to any cash the Participant paid plus the amount of income the Participant recognizes as a result of such exercise, and will have a holding period commencing with the date of exercise.

Upon the sale or disposition of shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the proceeds realized and the Participant’s basis in the shares will be a capital gain or loss and will be treated as long-term or short-term capital gain or loss if the shares have been held for more than the applicable statutory holding period.

Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the Participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the Participant as ordinary income, and a corresponding deduction will be allowed to The Company, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock. The Participant will recognize ordinary income on the date that the Participant’s ownership rights vest on applicable shares included within a restricted stock award in the amount of the excess of the fair market value of the applicable shares of common stock on such lapse date over the amount, if any, the Participant paid the Company to purchase the applicable shares. In the alternative, if the Participant timely and properly files a Section 83(b) election with the IRS, the Participant will recognize ordinary income, as of the date of purchase, for the shares of common stock for which an election was made in the grant in the amount by which the fair market value, as of the date of grant, of such shares purchased exceeds the purchase price, if any, paid to us. Any income recognized by a Participant who is an employee will be subject to income tax withholding by the Company out of such Participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

Other Requirements and Tax Consequences

This section contains only a summary of the current federal income tax treatment of certain stock-based incentive awards available under the 2015 Plan and does not cover all of the special rules and consequences, including the state, local or foreign income or other tax consequences applicable to transactions involving such awards and the underlying shares.

a) Required Vote

Approval of the 2015 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.  An abstention from voting on this matter will be treated as “present” for quorum purposes, and will have the same effect as a vote as a vote against the proposal.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2015 STOCK OPTION AND STOCK AWARD PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board, acting upon the recommendation of the Audit Committee, has appointed LBB & Associates Ltd., LLP, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2015. LBB & Associates Ltd., LLP has audited the accounts and records of the Company (including its subsidiary, Summer Energy, LLC) since 2011 to the present. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF LBB & ASSOCIATES LTD., LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2015.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees for professional services rendered by LBB & Associates Ltd., LLP for the annual audit of the Company’s financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q billed during the fiscal years ended December 31, 2013 and 2014 were $58,591and $64,625, respectively.

Audit-related Fees

There were no fees for audit-related services rendered by LBB & Associates Ltd., LLP for consents and other assurance services during the during the fiscal years ended December 31, 2013 and 2014.

Tax Fees

There were no fees for tax services rendered by LBB & Associates Ltd., LLP during the fiscal years ended December 31, 2013 and 2014. Income tax return preparation services were provided by another firm in both years.

All Other Fees

There were no other fees for other services rendered by LBB & Associates Ltd., LLP during fiscal years ended December 31, 2013 and 2014.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by LBB & Associates Ltd., LLP for the fiscal year ended December 31, 2013 as well as the fiscal year ended December 31, 2014 were pre-approved by the Audit Committee of our Board in accordance with applicable SEC rules.

We do not expect representatives of LBB & Associates Ltd., LLP to be present at the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2014 with management.

The Audit Committee also reviewed with LBB & Associates Ltd., LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). The independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, “Communications with Audit Committees Concerning Independence (Rule 3526)”. The Audit Committee has also considered whether the provision of non-audit services by LBB & Associates Ltd., LLP is compatible with their independence, although there were none, although there were none.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

No portion of the information in this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

By the Audit Committee,

James P. Stapleton, Chairperson
Stuart Gaylor
J. Mace Meeks
April 28, 2015

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2014, accompanies this Proxy Statement or is available via the Internet at www.colonialstock.com/summer2015 or www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014. REQUESTS SHOULD BE MAILED TO THE SECRETARY, SUMMER ENERGY HOLDINGS, INC., 800 BERING DRIVE, SUITE 260, HOUSTON, TEXAS 77057.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/SUMMER2015 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

SUMMER ENERGY HOLDINGS, INC.

/s/ Stuart C. Gaylor

Stuart C. Gaylor
Chairman of the Board

Houston, Texas
April 28, 2015

ANNEX A

SUMMER ENERGY HOLDINGS, INC.
2015 STOCK OPTION AND STOCK AWARD PLAN

1.            Establishment, Purpose and Term of Plan.

1.1            Establishment.  This Summer Energy Holdings, Inc. 2015 Stock Option and Stock Award Plan (the “Plan”) shall become effective upon the date that it is approved by the stockholders of Summer Energy Holdings, Inc. (the “Company”).

1.2            Purpose.  The purpose of the Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract, retain and reward persons performing services for any Participating Company and by motivating such persons to contribute to the growth and profitability of the Company.

1.3            Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.  However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2.            Definitions and Construction.

2.1            Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

(b) “Award” means any award or benefit granted to any participant under the Plan, including, without limitation, the grant of an Option, Restricted Stock Grant or Stock Appreciation Right.

(c)  “Board” means the Board of Directors of the Company.  If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(d) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(e)  “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  The Committee must be comprised of at least two (2) members of the Board and shall be constituted in a manner as to permit the Plan to comply with rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.  Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.  Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

(f) “Company” means Summer Energy Holdings, Inc., a Nevada corporation, or any successor corporation thereto.

(g)  “Consultant” means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

(h) “Director” means a member of the Board or of the board of directors of any other Participating Company.

(i) “Disability” means, with respect to a Grantee, that the Grantee has any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and which renders the Grantee unable to engage in any substantial gainful activity.  A Grantee shall not be considered to have a Disability unless Grantee furnishes proof of the existence thereof in such form and manner, and at such time, as the Administrator may require, and the Administrator determines in its discretion that the Grantee has such a medically determinable physical or mental impairment.

(j) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Administrator, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on any established stock exchange or a national market system, including without limitation the National  Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as reported in The Wall Street Journal or such other source as the Administrator deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion.  If the Stock is listed on a market system but is not actively traded in such amounts and as frequently as the Administrator deems necessary, in its sole discretion, to determine the Fair Market Value of a share of Stock, then the Administrator shall determine, in its sole discretion, the value of a share of Stock.

(ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Administrator in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(m) “Grant Agreement” means a written agreement, including any related form of stock option grant agreement, restricted stock grant agreement or stock appreciation right grant agreement, between the Company and a Grantee setting forth the terms, conditions and restrictions of the Award granted to the Grantee and any shares acquired upon the exercise thereof.

(n) “Grantee” means a person who has been granted one or more Awards.

(o) “Incentive Stock Option” means an Option intended to be (as set forth in the Grant Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.  An Option shall only be treated as an Incentive Stock Option pursuant to the Plan if it is originally designated as an Incentive Stock Option in the Grant Agreement.  An Option originally designated in a Grant Agreement as an Incentive Stock Option may nonetheless be treated as a Nonstatutory Stock Option if the Option at any time after grant fails to meet to requirements for incentive stock option treatment under Section 422 of the Code.

(p) “Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(q) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Grant Agreement) or which does not qualify as an Incentive Stock Option.  An Option which is designated as a Nonstatutory Stock Option in the Grant Agreement pursuant to which the Option was granted shall in all events be treated as a Nonstatutory Stock Option.  Furthermore, an Option originally designated as an Incentive Stock Option may subsequently become a Nonstatutory Stock Option upon the Option subsequently failing the meet the requirements for incentive stock option under Section 422 of the Code.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Option” means a right to purchase a specified number of shares of Stock (subject to adjustment as provided in Section 4.3) pursuant to the terms and conditions of the Plan.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(t) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(u) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(v) “Plan” means this 2015 Stock Option and Stock Award Plan, as amended from time to time in accordance with the terms hereof.

(w) “Restricted Stock” means shares of Stock granted under the Plan that are subject to the restrictions set forth in Section 7 hereof.

(x) “Restricted Stock Grant” means an Award representing the right to receive a specified number of shares of Restricted Stock (subject to adjustment as provided in Section 4.3) pursuant to the terms and conditions of the Plan.

(y) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(z) “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Service” means a Grantee’s employment or service with a Participating Company, whether in the capacity of an Employee, a Director or a Consultant.  The Grantee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Grantee renders Service to a Participating Company or a change in the Participating Company for which the Grantee renders such Service, provided that there is no interruption or termination of the Grantee’s Service.  Furthermore, a Grantee’s Service with a Participating Company shall not be deemed to have terminated if the Grantee takes any military leave, sick leave, or other bona fide leave of absence approved by such Participating Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Grantee’s Service shall be deemed to have terminated unless the Grantee’s right to return to Service with such Participating Company is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Participating Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Grantee’s Grant Agreement.  The Grantee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Grantee performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Grantee’s Service has terminated and the effective date of such termination.

(bb) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(cc) “Stock Appreciation Right” means the right to receive an amount determined in accordance with Section 8 hereof.

(dd) “Stock Appreciation Right Grant” means an Award representing the right to receive Stock Appreciation Rights with respect to a specified number of shares of Stock (subject to adjustment as provided in Section 4.3) pursuant to the terms and conditions of the Plan.

(ee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(ff) “Ten Percent Owner” means a Grantee who, at the time an Award is granted to the Grantee, owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2 Construction.  To the extent any provision herein conflicts with the conditions of any relevant tax law or regulation which are relied upon for tax relief in respect of a particular Award or Stock granted to a Grantee pursuant to this Plan, the provisions of said law or regulation shall prevail over those of the Plan, and the Administrator is empowered to interpret and enforce the said prevailing provisions.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.            Administration.

3.1            Administration by the Administrator.  The Plan shall be administered by the Board, which may delegate such responsibilities in whole or in part to a Committee.  Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board.  The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act.  All questions of interpretation of the Plan or of any Award shall be determined by the Administrator (the Board, or to the Committee to which the Board has delegated such responsibility), and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

3.2            Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered by the Committee in compliance with the requirements of Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

3.3            Powers of the Administrator.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Administrator shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to which each Award relates;

(b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions, not inconsistent with the terms of the Plan, applicable to each Award (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of an Option, (ii) the Grant Value of a Stock Appreciation Right, (iii) the method of payment for shares purchased upon the exercise of an Option, (iv) the method of payment for the amount due upon exercise of a Stock Appreciation Right, (v) the method for satisfaction of any tax withholding obligation arising in connection with the grant or exercise of an Award, including by the withholding or delivery of shares of stock, (vi) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares acquired upon the exercise thereof, (vii) the time of the expiration of the Award, (viii) the effect of the Grantee’s termination of Service with the Participating Companies on any of the foregoing, and (ix) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan;

(e) to approve one or more forms of Grant Agreement;

(f) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted;

(g) to amend, modify, extend, cancel, renew, reprice or otherwise adjust the exercise price of, or grant a new Award in substitution for, any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;

(h) to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Grantee’s termination of Service with the Participating Companies;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Administrator deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Grant Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent consistent with the Plan and applicable law.

3.4           Effect of Administrator’s Decision.  Whether explicitly provided elsewhere in this Plan with respect to any matter, all decisions, determinations and interpretations of the Administrator provided in this Plan shall be made in the Administrator’s sole and absolute discretion, and shall be final and binding on all Grantees and any other holders of any Awards.  No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder. All such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as Incentive Stock Options.

4.            Shares Subject to Plan.

4.1            Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.3, the maximum aggregate number of (i) shares of Stock that may be issued under the Plan and (ii) shares of Stock with respect to which Stock Appreciation Rights may be granted, shall be One Million Five Hundred Thousand (1,500,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  Such number of shares of Stock may be issued under this Plan pursuant to Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Grants, Stock Appreciation Right Grants, or any combination thereof, so long as the aggregate number of shares so issued does not exceed such number of shares, as adjusted.  If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Award subject to a Company repurchase option and are repurchased by the Company at the Grantee’s exercise price, the shares of Stock allocable to the unexercised portion of such Award or such repurchased shares of Stock shall again be available for issuance under the Plan.

4.2            Section 162(m) Limitation.  No Employee of the Company or of a Participating Company shall be eligible to be granted Awards covering more than Two hundred Thousand (200,000) shares of Stock during any calendar year.

4.3            Adjustments for Changes in Capital Structure.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards and in the exercise price per share of any outstanding Awards.  If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 10.1) shares of another corporation (the “New Shares”), the Administrator may unilaterally amend the outstanding Awards to provide that such Awards are exercisable for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Administrator, in its discretion.  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award.  The adjustments determined by the Administrator pursuant to this Section 4.3 shall be final, binding and conclusive.

5.            Eligibility and Award Limitations.

5.1            Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants, and Directors.  For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationships with a Participating Company.  Eligible persons may be granted more than one (1) Award.

5.2            Award Grant Restrictions.  Any person who is not an Employee on the effective date of the grant of an Award to such person may not be granted an Incentive Stock Option.  An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.3            Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Companies, including the Plan) become exercisable by a Grantee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Grantee may designate which portion of such Option the Grantee is exercising.  In the absence of such designation, the Grantee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Separate certificates representing each such portion shall be issued upon the exercise of the Option.

5.4           Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

6.            Terms and Conditions of Options.

Options shall be evidenced by Grant Agreements specifying the number of shares of Stock covered thereby, in such form as the Administrator shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Grant Agreement.  Grant Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1           Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company, a Participating Company and/or the Grantee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Grant Agreement by the person entitled to exercise the Option and full payment for the Stock with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6.4 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Stock, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 hereof. Exercise of an Option in any manner shall result in a decrease in the number shares of Stock which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of shares of Stock as to which the Option is exercised.

6.2            Exercise Price.  The exercise price for each Option shall be established in the discretion of the Administrator; provided, however, that (a) the exercise price per share for an Incentive Stock Option granted to a Ten Percent Owner shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) the exercise price per share for either an Incentive Stock Option granted to a person other than a Ten Percent Owner or a Nonstatutory Stock Option granted to any person shall not be less than the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.3            Exercise Period.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Administrator and set forth in the Grant Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company, and (d) unless otherwise permitted by applicable law, and with the exception of an Option granted to an officer, Director or Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Grantee’s continued Service.  Subject to the foregoing, unless otherwise specified by the Administrator in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

6.4            Payment of Exercise Price.

(a)Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Grantee having a Fair Market Value (as determined by the Administrator without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Administrator from time to time to the extent permitted by applicable law, or (v) by any combination of the foregoing.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Grant Agreement described in Section 9, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i)Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Administrator, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Grantee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

(ii)Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.5            Tax Withholding.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Grantee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Administrator, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by any Participating Company with respect to such Option or the shares acquired upon the exercise thereof.  Alternatively or in addition, in its discretion, the Administrator shall have the right to require the Grantee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of any Participating Company arising in connection with the Option or the shares acquired upon the exercise thereof.  The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Grant Agreement until all of the Participating Companies’ tax withholding obligations have been satisfied by the Grantee.

6.6            Repurchase Rights.  Stock acquired by the exercise of an Option granted under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted.  In exercising its right of first refusal or other repurchase right, the repurchase price may be paid by the Company, or its assignee, by cash, check, or cancellation of indebtedness.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Grantee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.  If not exercised before, a right to repurchase pursuant to this Section 6.6 shall automatically expire on the earlier of: (1) ninety-one (91) days after the date of exercise of the Option with respect to which the securities were acquired, or (2) the first date upon which any class of common equity securities of the Company are required to be registered under Section 12 of the Exchange Act.

6.7            Effect of Termination of Service.

(a)Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after a Grantee’s termination of Service as follows:

(i)Disability.  If the Grantee’s Service with the Participating Companies is terminated because of the Disability of the Grantee, the Option, to the extent unexercised and exercisable on the date on which the Grantee’s Service terminated, may be exercised by the Grantee (or the Grantee’s guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Administrator, in its discretion) after the date on which the Grantee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Grant Agreement evidencing such Option (the “Option Expiration Date”).

(ii)Death.  If the Grantee’s Service with the Participating Companies is terminated because of the death of the Grantee, the Option, to the extent unexercised and exercisable on the date on which the Grantee’s Service terminated, may be exercised by the Grantee’s legal representative or other person who acquired the right to exercise the Option by reason of the Grantee’s death at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Administrator, in its discretion) after the date on which the Grantee’s Service terminated, but in any event no later than the Option Expiration Date.  The Grantee’s Service shall be deemed to have terminated on account of death if the Grantee dies within thirty (30) days (or such longer period of time as determined by the Administrator, in its discretion) after the Grantee’s termination of Service.

(iii)Termination After Change in Control.  The Administrator may, in its discretion, provide in any Grant Agreement that if the Grantee’s Service with the Participating Companies ceases as a result of “Termination After Change in Control” (as defined in such Grant Agreement), then (1) the Option, to the extent unexercised and exercisable on the date on which the Grantee’s Service terminated, may be exercised by the Grantee (or the Grantee’s guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Administrator, in its discretion) after the date on which the Grantee’s Service terminated, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Option and any shares acquired upon the exercise thereof shall be accelerated effective as of the date on which the Grantee’s Service terminated to such extent, if any, as shall have been determined by the Administrator, in its discretion, and set forth in the Grant Agreement.

(iv)Other Termination of Service.  If the Grantee’s Service with the Participating Companies terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Grantee on the date on which the Grantee’s Service terminated, may be exercised by the Grantee within ninety (90) days (or such longer period of time as determined by the Administrator, in its discretion) after the date on which the Grantee’s Service terminated, but in any event no later than the Option Expiration Date.

 (b)Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.7(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Administrator, in its discretion) after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)Extension if Grantee Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.7(a) of shares acquired upon the exercise of the Option would subject the Grantee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Grantee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Grantee’s termination of Service, or (iii) the Option Expiration Date.

6.8           Buyout Provisions.  The Administrator may at any time offer to buy out, for a payment in cash or shares of Stock, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

7.           Terms and Conditions of Restricted Stock Grants

Restricted Stock Grants shall be evidenced by Grant Agreements specifying the number of shares of Restricted Stock covered thereby, in such form as the Administrator shall from time to time establish.  No Restricted Stock Grant or purported Restricted Stock Grant shall be a valid and binding obligation of the Company unless evidenced by a fully executed Grant Agreement.  Grant Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Administrator shall determine from the date on which the Award is granted (the “Restricted Period”). The Administrator may also impose such additional or alternative restrictions and conditions on the shares of Restricted Stock as it deems appropriate, including but not limited to the satisfaction of performance including performance criteria with respect to the Company, a Participating Company and/or the Grantee, and as shall be permissible under the terms of the Plan. Certificates for shares of Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void ab initio and without effect. During the Restricted Period, such certificates shall be held with an agent designated by the Administrator under the terms and conditions of escrow and security agreements approved by the Administrator. In determining the Restricted Period of an Award the Administrator may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such Award.

7.2 Adjustment of Performance Goals.  The Administrator may adjust performance goals for any shares of Restricted Stock to take into account changes in law and accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or the exclusion of the impact of extraordinary or unusual items, events or circumstances. The Administrator also may adjust the performance goals by reducing the amount to be received by any Grantee pursuant to an Award if and to the extent that the Administrator deems it appropriate.

7.3 Repurchase Rights.  Restricted Stock granted under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Restricted Stock is granted.  In exercising its right of first refusal or other repurchase right, the repurchase price may be paid by the Company, or its assignee, by cash, check, or cancellation of indebtedness.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Grantee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Restricted Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Restricted Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.  If not exercised before, a right to repurchase pursuant to this Section 7.3 shall automatically expire on the earlier of: (1) one (1) year after the date of grant of the Restricted Stock Grant with respect to which the securities were acquired, or (2) the first date upon which any class of common equity securities of the Company are required to be registered under Section 12 of the Exchange Act.

7.4 Forfeiture. Subject to such exceptions as may be determined by the Administrator, upon the termination of the Grantee’s Service for any reason prior to the expiration of the Restricted Period of an Award, any shares remaining subject to restrictions shall thereupon be forfeited by the Grantee and transferred to, and reacquired by, the Company at no cost to the Company, subject to all applicable law.

7.5 Ownership. During the Restricted Period the Grantee shall possess all incidents of ownership of such shares of Restricted Stock, subject to Section 7.1, including the right to receive dividends with respect to such shares and to vote such shares.

8.           Terms and Conditions of Stock Appreciation Right Grants

Stock Appreciation Rights shall be evidenced by Grant Agreements specifying the number of rights grants, in such form as the Administrator shall from time to time establish.  No Stock Appreciation Right or purported Stock Appreciation Right shall be a valid and binding obligation of the Company unless evidenced by a fully executed Grant Agreement.  Grant Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1           Value of Stock Appreciation Right.  Each Stock Appreciation Right shall entitle the Grantee to receive, subject to the terms and conditions of this Plan and the Grant Agreement relating thereto, a payment in an amount equal to the positive difference, if any, obtained by deducting (i) the Fair Market Value of one share of Stock as of the Stock Appreciation Right’s grant date or such greater amount as may be set forth by the Committee in the Grant Agreement (the “Grant Value”), subject to adjustment in accordance with this Plan from (ii) the Fair Market Value of one share of Stock as of the exercise date for the Stock Appreciation Right.

8.2           Exercise of Stock Appreciation Rights.

(a) Election to Exercise Vested Stock Appreciation Right.  Any Stock Appreciation Right granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company, a Participating Company and/or the Grantee, and as shall be permissible under the terms of the Plan. A Stock Appreciation Right may not be exercised with respect to a fraction of a Share. A Stock Appreciation Right shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Grant Agreement by the person entitled to exercise the Stock Appreciation Right, which notice will specify the number of vested Stock Appreciation Rights which Grantee is electing to exercise.

(b) Deemed Exercise of Stock Appreciation Rights.  Except as otherwise provided in the Grant Agreement and subject to any additional restrictions set forth in the Grant Agreement, upon the Grantee’s termination of Service (whether due to death, Disability or any other reason) or upon a Change in Control, the Grantee will be deemed to have exercised all vested Stock Appreciation Rights.

8.3           Exercise Period.  Stock Appreciation Rights shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Administrator and set forth in the Grant Agreement evidencing such Stock Appreciation Right; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Stock Appreciation Right and unless otherwise permitted by applicable law, and with the exception of a Stock Appreciation Right granted to an officer, Director or Consultant, no Stock Appreciation Right shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Stock Appreciation Right, subject to the Grantee’s continued Service.  Subject to the foregoing, unless otherwise specified by the Administrator in the grant of an Stock Appreciation Right, any Stock Appreciation Right granted hereunder shall have a term of ten (10) years from the effective date of grant of the Stock Appreciation Right.

8.4            Payment of Amount Due.  Payment of the amount due upon exercise of a Stock Appreciation Right shall be made (i) in cash, by check or cash equivalent, (ii) shares of Stock, (iii) by such other consideration as may be approved by the Administrator from time to time to the extent permitted by applicable law, or (iv) by any combination of the foregoing.  The Company shall pay the amount due within thirty (30) days of the exercise of the Stock Appreciation Right.

8.5            Tax Withholding.  The Company shall have the right, but not the obligation, to deduct from the amount due upon exercise of a Appreciation Right an amount equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by any Participating Company with respect to such Appreciation Right upon the exercise thereof.  Alternatively or in addition, in its discretion, the Administrator shall have the right to require the Grantee, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of any Participating Company arising in connection with the Appreciation Right upon the exercise thereof.  The Company shall have no obligation to pay any amounts due until all of the Participating Companies’ tax withholding obligations have been satisfied by the Grantee.

8.6           Adjustments.  If the Committee determines, in its sole discretion, that any distribution, merger, consolidation, reorganization, split-up, spin-off, subdivision, combination, share exchange, dividend, contribution, disposition or acquisition (either of equity or assets), warrants or rights offering to purchase interests in the Company or any Participating Company, or other extraordinary event affects the Stock Appreciation Rights authorized and granted under this Plan such that an adjustment in such Stock Appreciation Rights is required in order to preserve the level of benefits or potential benefits (without enlargement or dilution of such benefits) intended to accrue to the Grantees under this Plan, then the Committee, in its sole discretion, shall make such adjustments in the Stock Appreciation Rights (including increases or decreases to the Grant Value of a Stock Appreciation Right, increases or decreases to the number of Stock Appreciation Rights granted and/or changes to the equity to which the value of a Stock Appreciation Right is tied) and/or the terms of this Plan relating to the valuation of a Stock Appreciation Right in such manner as the Committee, in its sole discretion, deems appropriate and equitable.

The Committee may make any such adjustment for all Grantees and all Stock Appreciation Rights, or the Committee, in its sole discretion, may make such adjustments only for such Grantees or such Stock Appreciation Rights as it deems appropriate; provided that any such adjustment is made in compliance with the requirements of Code Section 409A relating to “stock rights” that do not constitute nonqualified deferred compensation for purposes of Code Section 409A.  In addition, the Committee may, without the consent of any Grantee, convert or exchange the Stock Appreciation Rights granted pursuant to this Plan for an equity award that is based on or tied to the value of any person whose assets include the ownership of 50% or more of the Company; provided that any such conversion or exchange is made in compliance with the requirements of Code Section 409A relating to “stock rights” that do not constitute nonqualified deferred compensation for purposes of Code Section 409A.

8.7           No Rights as a Shareholder.  At no time with the Grantee be considered a shareholder of the Company or have any rights as a shareholder; the right to vote or receive dividends or any other rights as a shareholder shall never exist with respect to a Stock Appreciation Right, notwithstanding the exercise of the Stock Appreciation Right. Exercise of a Stock Appreciation Right in any manner shall result in a decrease in the number rights which thereafter may be available, both for purposes of the Plan and for exercise under the Stock Appreciation Right, by the number of rights to which the Stock Appreciation Right is exercised.

8.8           Buyout Provisions.  The Administrator may at any time offer to buy out, for a payment in cash or shares of Stock, a Stock Appreciation Right previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9.            Standard Forms of Grant Agreement.

9.1            General.  Unless otherwise provided by the Administrator at the time the Award is granted, an Award shall comply with and be subject to the terms and conditions set forth in the standard form of Grant Agreement in effect at the time of the grant.

9.2            Authority to Vary Terms.  The Administrator shall have the authority from time to time to vary the terms of any of the standard form of Grant Agreement described in this Section 9 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Grant Agreement are not inconsistent with the terms of the Plan.

10.            Change in Control.

10.1            Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be.  For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations.  The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

10.2            Effect of Change in Control on Options.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock.  In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof held by Grantees whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control.  The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 10.2 shall be conditioned upon the consummation of the Change in Control.  Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.  Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Grant Agreement evidencing such Option except as otherwise provided in such Grant Agreement.  Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 10.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

10.3           Effect of Change in Control on Restricted Stock.  In the event of a Change in Control, all restrictions then outstanding with respect to shares of Restricted Stock awarded hereunder shall automatically expire and be of no further force and effect. The Administrator shall have the authority (and the Grant Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Administrator shall deem appropriate.

10.4           Effect of Change in Control on Stock Appreciation Rights.  In the event of a Change in Control, all outstanding Stock Appreciation Rights shall become fully vested.

11.            Provision of Information.

Unless not required by applicable law, at least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Grantee and purchaser of shares of Stock upon the exercise of an Option.  The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

12.            Nontransferability of Awards.

During the lifetime of the Grantee, an Award shall be exercisable only by the Grantee or the Grantee’s guardian or legal representative.  No Award shall be assignable or transferable by the Grantee, except by will or by the laws of descent and distribution.  Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect and void ab initio and without effect.

13.            Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities.  Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the shares issuable upon exercise of the Award or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any Award or the receipt of any Stock pursuant to this Plan, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

14.            Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of a Participating Company, members of the Board and any officers or employees of the Participating Companies to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

15.            Termination or Amendment of Plan.

The Board may terminate or amend the Plan at any time.  However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule.  No termination or amendment of the Plan may adversely affect any then outstanding Award or any unexercised portion thereof, without the consent of the Grantee, unless such termination or amendment is required to enable an Award designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

16.            No Enlargement of Employee Rights.

This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Grantee to be consideration for, or an inducement to, or a condition of, the employment of any Grantee.  Nothing contained in the Plan shall be deemed to give the right to any Grantee to be retained as an employee of the Company or any Participating Company or to interfere with the right of the Company or any Participating Company to discharge any Grantee at any time.

17.            Application of Funds.

The proceeds received by the Company from the sale of Stock pursuant to Grant Agreements, except as otherwise provided herein, will be used for general corporate purposes.

18.            Shareholder Approval.

The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board.  Awards granted prior to shareholder approval of the Plan or in excess of the Authorized Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

19.           Reservation of Stock.

The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Stock as to which such requisite authority shall not have been obtained.

20.           Information to Grantees and Purchasers.

The Company shall make available to each Grantee, during the period such Grantee has one or more Awards outstanding, copies of annual financial statements.  The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

21.           Certain Tax Matters.

The Administrator may require the holder of any Award or Stock received pursuant to this Plan to remit to the Company, regardless of when such liability arises, an amount sufficient to satisfy any Federal, state and local tax withholding requirements associated with such Award or Stock.  The Administrator may, in its discretion, permit the holder of Stock to satisfy any such obligation by having withheld from the shares (or where applicable, cash) to be delivered to the holder of upon exercise of an Option a number of shares (or, where applicable, amount of cash) sufficient to meet any such withholding requirement.  If a Grantee makes an election under Section 83(b) of the Code with respect to the receipt of any Award, or disposes of Stock acquired pursuant to the exercise of an Incentive Stock Option in a transaction deemed to be a disqualifying disposition under Section 421 of the Code, then, within thirty (30) days of such Section 83(b) election or disqualifying disposition, the Participant shall inform the Company of such actions.

22.           Shareholder Agreement.

Upon receipt of any shares of Stock under the Plan, if the Company requires its shareholders to enter into a shareholder agreement at the time of their acquisition of Stock, then, as a condition to the receipt of shares under the Plan, the Administrator may require the holder of an Award to execute and deliver to the Company a shareholder agreement in substantially the form in use at the time of exercise or receipt of shares.  This requirement shall not apply if either: (i) the holder of the Award has previously executed and delivered such shareholder agreement, it is in effect at the time the holder of Award receives the shares, and the shareholder agreement would cover the shares received under the Plan; or (ii) such shareholder agreement is no longer in effect with respect to other holders of Stock.

23.           Repurchase Rights.

The Administrator may, in its discretion, subject any Award to repurchase rights provisions.  The terms and conditions of any repurchase rights will be established by the Administrator in its sole discretion and shall be set forth in the Grant Agreement representing the Award.  To ensure that shares of Stock subject to a repurchase right under this Section 21 will be available for repurchase, the Administrator may require the holder of an Award to deposit the certificate or certificates evidencing such shares with an agent designated by the Administrator under the terms and conditions of escrow and security agreements approved by the Administrator.

24.           Right of First Refusal.

The Administrator may, in its discretion, subject any Award to right of first refusal provisions.  The terms and conditions of any right of first refusal provisions will be established by the Administrator in its sole discretion and set forth in the Grant Agreement representing the Award.

25.           Non-Exclusivity of the Plan.

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or Participating Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

Summer Energy Holdings, Inc.
800 Bering Drive, Suite 260
Houston, Texas 77057

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Neil M. Leibman and Jaleea P. George the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of Summer Energy Holdings, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held June 9, 2015, at 9:30 a.m. Central Standard Time at 800 Bering Drive, Suite 260, Houston, Texas 77057, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1

1.           ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as Class III directors:  Stuart C. Gaylor, Neil M. Leibman and Jaleea P. George.

(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)
________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

2.           APPROVAL OF 2015 STOCK OPTION AND STOCK AWARD PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3

3.           RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐	FOR	☐	AGAINST	☐	ABSTAIN

Ratification of the appointment of LBB & Associates Ltd., LLP as the Company’s independent auditors.
________________

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:
______________________________________, 2015

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.